Exhibit 99

All slides were presented by Doug Gulling.
Slide 1:
West Bancorporation Logo
2007 Annual Meeting

April 19, 2007

Slide 2

West Bancorporation, Inc.

	2006	2005	%Change
Net income	$19,407	$20,075	-3.3%

Total assets	$1.269 bil	$1.244 bil	+1.9%

Total deposits	$925 mil	$945 mil	-2.1%

Stockholders’ equity	$113.8 mil	$104.5 mil	+8.9%

AUM	$4.4 bil	$4.5 bil	-2.2%

(AUM – Assets Under Management)

Comments: Bank income increased over the prior year, but WB Capital and the Holding Company had lower income than in 2005. Asset growth was primarily in loans. Dividend payout was close to $11 million.

Slide 3:

West Bancorporation, Inc.

	2006	2005	% Change
ROA	1.49%	1.68%	-11.3%

ROE	18.08%	20.00%	-9.6%

NIM	3.38%	3.62%	-6.6%

Efficiency	43.42%	36.22%	-19.9%

Equity: Assets	8.97%	8.40%	+6.8%

Slide 4:
Return on Assets

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	0.94	0.93	1.03	0.87	0.82
Hills Bank and Trust Company	1.11	1.24	1.16	1.13	1.04
First American Bank	0.94	0.95	1.04	1.17	1.12
Iowa State Bank & Trust Company	1.24	1.24	1.13	1.04	0.84
National Peer Group Average	1.22	1.27	1.21	1.29	1.25
West Bank	1.97	1.91	1.79	1.66	1.54

Slide 5:
Return on Equity

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	14.50	14.24	15.01	13.09	12.32
Hills Bank and Trust Company	12.49	13.91	12.78	12.71	11.91
First American Bank	10.26	10.15	11.11	12.89	11.93
Iowa State Bank & Trust Company	14.16	14.21	13.41	12.66	10.63
National Peer Group Average	13.45	13.59	12.96	13.61	13.02
West Bank	20.13	20.47	21.71	21.23	19.85

Slide 6:
Loan & Leases to Deposits

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	82.50	92.70	108.88	101.62	108.96
Hills Bank and Trust Company	97.10	99.89	104.38	109.81	115.76
First American Bank	102.60	100.33	98.82	102.91	99.39
Iowa State Bank & Trust Company	72.42	71.66	70.57	72.75	74.26
National Peer Group Average	80.84	83.68	88.96	90.01	91.62
West Bank	78.83	83.64	82.88	90.89	96.48

Slide 7:
Net Interest Margin

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	3.25	2.97	3.19	3.00	2.81
Hills Bank and Trust Company	3.35	3.29	3.45	3.33	3.11
First American Bank	3.42	3.03	3.13	3.40	3.58
Iowa State Bank & Trust Company	3.44	3.21	3.15	3.06	2.89
National Peer Group Average	4.08	3.73	3.72	3.83	3.83
West Bank	3.82	3.61	3.49	3.41	3.25

Slide 8:
Non-Interest Income as % of Avg. Assets

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	1.20	1.17	1.14	1.11	1.06
Hills Bank and Trust Company	0.96	1.18	1.02	0.95	0.96
First American Bank	1.08	0.97	0.97	0.86	0.76
Iowa State Bank & Trust Company	1.72	1.76	1.34	1.41	1.20
National Peer Group Average	1.04	1.28	1.11	1.04	0.98
West Bank	0.78	0.91	0.75	0.67	0.62

Some of the reasons for West Bank having a lower ratio are the small volume of secondary market loans and a smaller trust department than some of the other institutions.

Slide 9:
Non-Interest Expense as % of Avg. Assets

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	2.88	2.60	2.65	2.60	2.51
Hills Bank and Trust Company	2.33	2.46	2.56	2.38	2.26
First American Bank	2.82	2.43	2.27	2.21	2.38
Iowa State Bank & Trust Company	3.18	2.89	2.67	2.80	2.67
National Peer Group Average	3.04	2.99	2.82	2.77	2.74
West Bank	1.31	1.45	1.31	1.31	1.27

Slide 10:
Personnel Expense

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	1.46	1.37	1.41	1.40	1.37
Hills Bank and Trust Company	1.27	1.34	1.32	1.23	1.21
First American Bank	1.65	1.44	1.35	1.36	1.41
Iowa State Bank & Trust Company	1.75	1.73	1.59	1.59	1.51
National Peer Group Average	1.61	1.55	1.48	1.46	1.46
West Bank	0.77	0.74	0.73	0.71	0.70

Slide 11:
Assets Per Employee

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	5.72	5.67	5.20	5.58	5.83
Hills Bank and Trust Company	3.21	3.38	3.50	5.51	5.50
First American Bank	3.51	4.01	4.36	4.72	5.02
Iowa State Bank & Trust Company	2.82	3.04	3.25	3.45	3.45
National Peer Group Average	3.40	4.05	4.43	4.60	4.69
West Bank	7.84	7.12	8.83	8.74	8.07

Slide 12:
Occupancy Expense

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	0.36	0.33	0.33	0.29	0.29
Hills Bank and Trust Company	0.42	0.40	0.40	0.38	0.35
First American Bank	0.51	0.47	0.43	0.39	0.43
Iowa State Bank & Trust Company	0.45	0.44	0.43	0.47	0.36
National Peer Group Average	0.43	0.42	0.40	0.39	0.38
West Bank	0.16	0.16	0.17	0.19	0.19

Slide 13:
Other Operating Expenses

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	1.06	0.89	0.91	0.90	0.85
Hills Bank and Trust Company	0.64	0.73	0.84	0.77	0.69
First American Bank	0.66	0.53	0.48	0.47	0.54
Iowa State Bank & Trust Company	0.97	0.72	0.65	0.74	0.79
National Peer Group Average	0.98	1.00	0.93	0.89	0.86
West Bank	0.39	0.54	0.42	0.41	0.38

Slide 14:
Efficiency Ratio

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	64.75	62.75	61.32	63.19	64.87
Hills Bank and Trust Company	54.24	55.05	57.27	55.44	55.39
First American Bank	62.04	59.97	54.54	51.42	53.91
Iowa State Bank & Trust Company	61.53	58.08	59.60	62.71	65.33
National Peer Group Average	58.03	57.56	56.92	54.83	55.44
West Bank	28.48	31.79	30.39	31.65	32.42

Slide 15:
Real Estate Loans

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	684,404	732,886	815,054	896,110	1,005,967
Hills Bank and Trust Company	675,311	765,057	874,254	990,006	1,101,496
First American Bank	389,072	416,108	461,004	551,932	702,249
Iowa State Bank & Trust Company	197,581	205,941	223,955	240,204	240,604
West Bank	228,067	325,173	435,133	519,535	536,636

Slide 16:
Commercial Loans

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	182,219	208,849	274,973	273,034	310,136
Hills Bank and Trust Company	44,277	45,288	67,784	85,665	111,322
First American Bank	188,719	225,127	236,486	284,167	383,803
Iowa State Bank & Trust Company	45,676	46,126	46,911	55,814	56,440
West Bank	222,270	231,946	253,021	293,181	320,276

Slide 17:
Average Yield on Total Loans

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	6.74	5.94	5.64	6.01	6.56
Hills Bank and Trust Company	7.29	6.44	6.05	6.20	6.51
First American Bank	6.43	5.72	5.53	6.65	8.13
Iowa State Bank & Trust Company	7.01	6.38	5.94	6.25	6.78
National Peer Group Average	7.29	6.32	6.02	6.77	7.69
West Bank	6.94	6.25	5.81	6.47	7.36

Slide 18:
Average Rate Paid on Interest-Bearing Deposits

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	2.26	1.37	1.20	2.05	3.19
Hills Bank and Trust Company	3.32	2.30	1.91	2.26	3.03
First American Bank	2.58	1.97	1.74	2.52	4.04
Iowa State Bank & Trust Company	2.92	1.96	1.60	2.02	2.84
National Peer Group Average	2.49	1.57	1.46	2.17	3.23
West Bank	2.07	1.25	1.09	2.10	3.53

Slide 19:
Average Yield on Total Investment Securities

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	5.88	4.58	4.19	4.22	4.74
Hills Bank and Trust Company	5.71	4.65	4.15	4.12	4.30
First American Bank	4.57	2.38	2.65	3.38	4.62
Iowa State Bank & Trust Company	4.84	3.69	3.52	3.72	4.15
National Peer Group Average	5.30	4.20	4.00	4.18	4.71
West Bank	4.75	3.90	4.04	4.61	4.85

Slide 20:
Non-Current Loans to Gross Loans

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	0.12	0.31	0.10	0.07	0.09
Hills Bank and Trust Company	0.51	0.71	0.31	0.18	0.45
First American Bank	0.75	0.73	0.41	0.32	0.45
Iowa State Bank & Trust Company	0.43	0.33	0.16	0.24	0.13
National Peer Group Average	0.76	0.70	0.56	0.48	0.59
West Bank	0.39	0.30	0.12	0.57	0.07

Slide 21:
Net Charge-Offs to Average Loans

	Dec-02	Dec-03	Dec-04	Dec-05	Dec-06
Bankers Trust Company, NA	0.02	0.00	0.04	0.17	0.02
Hills Bank and Trust Company	0.04	0.00	0.03	0.08	0.02
First American Bank	0.19	0.26	0.16	0.16	0.16
Iowa State Bank & Trust Company	0.32	0.11	0.24	(0.01)	0.14
National Peer Group Average	0.24	0.26	0.18	0.16	0.14
West Bank	0.14	0.05	0.10	0.09	0.09

Comment was made on 1st quarter 2007 earnings:

Earnings have not been released due to the evaluation of “early adoption” of Statement of Financial Accounting Standards No. 159, The Fair Value Option for Financial Assets and Financial Liabilities regarding accounting for assets and liabilities at fair value. If the Company adopts the new accounting standard, the changes to the balance sheet effective January 1, 2007 will flow through retained earnings and subsequent changes in fair values will flow through the income statement. A decision on this issue has to be made by April 30, 2007.

Slide 22:
West Bank

Brad Winterbottom, President

Slide 23:
Loan Activity

•	Year-end 2005 growth20%

•	Year-end 2006 growth4% –Expected and anticipated payoffs in Q4 –Coralville Marriott (example)

•	Average 2005 growth 22% Average 2006 growth 17%

Slide 24: Loan Quality

•	Non-performing assets (non accrual + 90-days past due) –12.31.05 $4,912,000 –12.31.06 $650,000

•	In Other Real Estate Owned –12.31.06 $2,000,000 –80% is one asset

•	At 12.31.06 past dues over 30 days –.6% of portfolio vs. state average of 1.48%

•	New Hire in 2006 – George Adler, a loan review officer

•	Recent FDIC Exam went very well

Slide 25:
Treasury Management

•	Hired Paige Sterling-Sitroneto

– First dedicated full-time cash management expert – department expanded to 3 FTE

–Industry expertise featured in state-wide business articles

•	Launched eDeposit –25 new clients –Integrated token system with eCorp to improve security and fraud detection

•	Underway for 2007 –Positive Pay –ACH Debit Filtering –International ACH

Slide 26: Marketing Efforts

•	2006 – 3D campaign Can you Dig it?

– First time Enterprise Approach (combined effort of the bank and the investment advisory company)

–Sales •$16 million in loans •$3 million in assets under management •$2 million in deposits

•	4Q Deposit Gathering Campaign –$8 million in sales

•	2007 Launch We’re Listening (this is the new 3D campaign)

Slide 27: Retail Banking

•	New Products –Q1You Pick the Term $12 million –Q3Flex CD $7 million

•	(product allows for periodic withdrawals) –Q4Income Checking $15 million

•	(product is for individuals and nonprofits)

•	Facility Improvements –Relocated – East Office –Drive Thru – South Office –Drive Thru – City Center –Expanded main office to Annex, remodel second floor

•	On-boarding Program Launched 1Q07

•	(this is a program used by retail bankers to do follow up with new deposit account holders)

–Attrition 7.57% against industry average of 17-22%

•	Teller Platform Improvement –Electronic Signature –Real Time Transactions

•	Hired Jim Glaser –First time fully dedicated leader of single-family, secondary mortgage effort

Slide 28: Trust

•	Expanded client services staff – 3 Trust Administrators

•	Best-ever rating on 2006 compliance exam

•	Refocused on new personal trust business development efforts

Slide 29: Research

•	2006 Customer Survey –6% response, up from 4% in 2005 –Continued exceptional customer service scores 90+ percentile –Items for further analysis – branch location

•	2007 Customer Survey – May (surveys will be mailed to all customers)

•	Continued mystery shopping platform to reinforce service brand.

Comments by Scott Eltjes, CEO of WB Capital Management Inc.:

Review of 2006 for WB Capital

•	Two separate companies – VMF w/ 18 employees, $900 million in assets, and IMG with 27 employees and $3.5 billion in assets

•	Two firms that had historically been competitors – were asked to integrate and merge by the end of 2006

•	Completed integration by October 1st – thanks to a lot of work by all employees

•	New logo, name, website, phone numbers, marketing materials, etc. – virtually built a new business

•	Resulted in stronger/deeper team, variety of investment strategies, better systems and processes, client service etc.

•	Firm size is now large enough to gain some national attention – we also have some excellent products

•	Jeff Lorenzen, CIO, has done a good job bringing the investment team together

Challenges during 2006

•	Distraction was a cost of integration – all team members were asked to work on integration, as well as their normal jobs – resulted in distractions from normal business

•	Request from largest client – fee concession and asset outflow caused difficulty

Going forward WB Capital will see the benefits of integration.  We have a stronger team, stronger story, and looking forward to future success

Comments by Tom Stanberry, Chairman, President and CEO of West Bancorporation, Inc.:

•	2006 was not a good year for the Company

•	Management always expects to see Company income grow year over year and that did not happen in 2006

•	Main hindrance to improved profitability were the flat/inverted yield curve and ever increasing competition

•	Whining about the uncontrollables will not make the Company successful

•	The Company needs to dream big and dare to take some risks and be creative with new products and services

•	The Company needs to find a way to manage the things that are manageable including controlling expenses, leverage income, or move to the point where income is growing faster than expenses and continue to provide best in class service

•	The Company is currently working on developing a new Health Savings deposit product which will launch in the summer

•	The Company is still working on and monitoring its strategic plan

•	One portion of the strategic plan was to be a $2 billion bank by 2008 with growth coming through internal growth and acquisitions. The Company will not reach this goal which included an assumption that 40 percent of the growth would be by acquisitions, as the many acquisitions which have been looked at were not the right fit.

•	Emphasis will instead be placed on

1.	internal growth

2.	focusing on a sales orientation

3.	focusing on people – remodeling and possible relocation of branches, expanding to additional markets, hiring additional staff, improving efficiency by keeping up with technology changes, and proving increased training

4.	Continuation of improving customer service and sales

Questions from the audience:

How many ways does the Company have for incenting employees for production or performance?

Answer: The Company has a straightforward structure for base pay and bonus compensation is tied to goals.

Comment from audience member: Was glad to see some women included in the annual report. The stockholder urged Company to continue to seek out talented women for positions with the Company.

Marie Roberts reported that all persons standing for election to the Board of Directors received a sufficient number of votes required to be elected.

Meeting adjournment